SUPPLEMENT DATED MAY 31, 2006

TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

OF THE PORTFOLIO INDICATED BELOW

The following supersedes any contrary information contained in each of the Prospectuses and Statement of Additional Information for the Fund listed below:

Transfer agent and shareholder servicing agent. Effective January 1, 2006, Boston Financial Data Services, Inc. (the “transfer agent”), located at 2 Heritage Drive, North Quincy, MA 02171 serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund.

All references to a sub-transfer agent for the fund are hereby deleted.

LEGG MASON PARTNERS INVESTMENT TRUST
LEGG MASON PARTNERS S&P 500 INDEX FUND	May 1, 2006
Class A Shares
Class D Shares

FD03406